Summary of Significant Accounting Policies and Recent Accounting Pronouncements, Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Accounting Policies [Abstract]
Cash and cash equivalents	$ 619	$ 900	$ 985
Other current assets	3	3	3
Other assets and deferred charges	0	1	1
Cash, cash equivalents and restricted cash in the statement of cash flows	$ 622	$ 904	$ 989	$ 481